UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013 (October 29, 2012)

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16203	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2025 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A supplements the disclosure in Item 4.01 of the Current Report on Form 8-K (the “Original Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) by Par Petroleum Corporation (the “Company”) on November 1, 2012. All references to the “Predecessor” below refer to Delta Petroleum Corporation prior to its reorganization on September 1, 2012.

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously reported by the Company in the Original Form 8-K, the Audit Committee of the Board of Directors of the Company engaged Ehrhardt Keefe Steiner & Hottman PC, now known as EKS&H LLLP (“EKS&H”), on October 29, 2012 to serve as the Company’s new independent registered public accounting firm and to perform the audit as of December 31, 2012 and for the four month period then ended, including the review of the Company’s quarterly reporting for the one month period included in the quarter ending September 30, 2012 and for each of the four quarters during the year ending December 31, 2013. The original Form 8-K also disclosed that KPMG LLP (“KPMG”) would continue to serve as the Predecessor’s independent registered public accounting firm and to perform the audit of the period from January 1, 2012 through August 31, 2012, including the review of the Predecessor’s quarterly reporting for the two month period included in the quarter ending September 30, 2012 and that following the completion of such audit, the Predecessor expected to dismiss KPMG as the Predecessor’s independent registered accounting firm.

This Form 8-K/A supplements the Original Form 8-K to confirm that, upon KPMG’s delivery of its Report of Independent Registered Accounting Firm dated March 27, 2013, in connection with the Company’s filing of its Annual Report on Form 10-K, KPMG completed the audit of the period from January 1, 2012 through August 31, 2012, including the review of the Predecessor’s quarterly reporting for the two month period included in the quarter ending September 30, 2012, and concluded its engagement.

In connection with the audits for the year ended December 31, 2011 and the period from January 1, 2012 through August 31, 2012, and the subsequent interim period through the date of this Form 8-K/A, there were no: (1) disagreements between the Predecessor and KPMG, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events set forth in Item 304(a)(1)(v) of Regulation S-K, except that KPMG’s audit over the effectiveness of internal control over financial reporting as of December 31, 2011 indicates that the scope of their work was not sufficient to enable them to express, and they did not express, an opinion on the Predecessor’s internal control over financial reporting as further noted below.

In addition, the audit report of KPMG on the consolidated financial statements of the Predecessor, (i) as of December 31, 2010 and 2011 and for the years ended December 31, 2009, 2010 and 2011, and included in the Predecessor’s Annual Report on Form 10-K for the year ended December 31, 2011 (“KPMG’s 2011 Report”), and (ii) as of December 31, 2011 and for the year ended December 31, 2011 and for the period from January 1, 2012 through August 31, 2012, and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (“KPMG’s 2012 Report”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s 2011 Report contained a separate paragraph stating: “The accompanying financial statements have been prepared assuming that the [Predecessor] will continue as a going concern. As discussed in notes 2 and 3 to the financial statements, the [Predecessor] is currently operating pursuant to Chapter 11 of the U.S. Bankruptcy Code having filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware. There are no assurances as to management’s ability to construct and obtain confirmation of a plan of reorganization under the Bankruptcy Code, which raises substantial doubt about the [Predecessor]’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. KPMG’s 2012 Report contained a separate paragraph stating “As discussed in Note 1 to the consolidated financial statements, the Predecessor filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code on December 16, 2011. The Predecessor’s plan of reorganization became effective and the Predecessor emerged from bankruptcy protection on August 31, 2012. In connection with its emergence from bankruptcy, the Company adopted the guidance for fresh start accounting in conformity with FASB ASC Topic 852, Reorganizations, effective as of August 31, 2012. Accordingly, the Company’s consolidated financial statements prior to August 31, 2012 are not comparable to its consolidated financial statements for periods after August 31, 2012.”

In addition, the audit report of KPMG on the internal control over financial reporting of the Predecessor, as of December 31, 2011, and included in the Predecessor’s Annual Report on Form 10-K for the year ended December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: KPMG’s report over the effectiveness of internal control over financial reporting as of December 31, 2011, and included in the Predecessor’s Annual Report on Form 10-K for the year ended December 31, 2011, contained a separate paragraph stating that: “Since management did not complete and support its evaluation of internal control over financial reporting with sufficient evidence, including documentation, and we were unable to apply other procedures to satisfy ourselves as to the effectiveness of the [Predecessor]’s internal control over financial reporting, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the effectiveness of the [Predecessor]’s internal control over financial reporting.” Such report also identified the following material weaknesses that were identified and included in management’s assessment of the effectiveness of internal control over financial reporting:

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Financial Reporting and Closing Process: The [Predecessor] did not maintain an effective financial reporting and closing process to prepare financial statements in accordance with generally accepted accounting principles (GAAP). The [Predecessor] determined that controls over timely and complete financial statement reviews, effective journal entry controls, and appropriate reconciliation processes were missing or ineffective. This material weakness resulted in material misstatements in the cash flow statement and accounting for deferred taxes that were corrected prior to the issuance of the financial statements. Further, the [Predecessor] was unable to complete regulatory filings timely as required by the rules of the SEC.

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Qualified Personnel: The [Predecessor] lacked a sufficient number of qualified accounting personnel in key financial reporting positions to operate processes and controls over the year end close process. As a result, a reasonable possibility exists that material misstatements in the [Predecessor]’s financial statements will not be prevented or detected on a timely basis.

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Risk Assessment: The [Predecessor]’s risk assessment controls did not address the impact of significant events, such as the filing of the bankruptcy petition, when evaluating the design and operating effectiveness of controls and the impact of such events on their financial statements. This material weakness resulted in misstatements in accounting for deferred financing costs and pre-petition liabilities that were corrected prior to the issuance of the financial statements. Furthermore, a reasonable possibility exists that material misstatements in the [Predecessor]’s financial statements will not be prevented or detected on a timely basis.

•

Control Monitoring: The [Predecessor]’s controls for monitoring the adequacy of the design and operating effectiveness of internal control over financial reporting across the [Predecessor] were ineffective. As a result, a reasonable possibility exists that material misstatements in the [Predecessor]’s financial statements will not be prevented or detected on a timely basis.

•

Significant Estimates: The [Predecessor]’s controls related to the review of various financial statement accounts involving significant estimates and judgments, including impairment testing for oil and gas properties, accounting for income taxes, asset retirement obligations, and oil & gas reserve assumptions were missing or ineffective. As a result, a reasonable possibility exists that material misstatements in the [Predecessor]’s financial statements will not be prevented or detected on a timely basis.

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Information and Communication: The [Predecessor]’s controls for communicating employees’ internal control responsibilities, providing employees with information in sufficient detail and on time to enable them to carry out their responsibilities, and establishing adequate lines of communication across the organization to enable employees to discharge their financial reporting responsibilities were ineffective. As a result, a reasonable possibility exists that material misstatements in the [Predecessor]’s financial statements will not be prevented or detected on a timely basis.

The Company has provided KPMG with a copy of the disclosures in this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter, dated April 2, 2013, furnished by KPMG in response to such request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of KPMG LLP, dated April 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: April 2, 2013	/s/ R. Seth Bullock
R. Seth Bullock Chief Financial Officer

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